UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 23, 2021

                     VIRTUAL INTERACTIVE TECHNOLOGIES CORP.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)

          Nevada                     None                      36-4752858
   -------------------        -------------------      ------------------------
(State or other jurisdiction (Commission File No.)           (IRS Employer
     of incorporation)                                     Identification No.)

                        600 17th Street, Suite 2800 South
                                Denver, CO 80202
                     --------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 228-7120
                                                           --------------

                      ------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

       Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

 Securities registered pursuant to Section 12(b) of the Act:

                                                    Name of each exchange
 Title of each class       Trading Symbol(s)        on which registered
 -------------------       -----------------        ---------------------
      None                       N/A                        N/A

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 23, 2021, the Company borrowed $217,375 from an unrelated third party. The loan is evidenced by a promissory note in the principal amount of $235,000. The note is unsecured, and bears interest at 12.5% per year, and is due and payable on March 23, 2022. If the note is not paid when due, the principal amount of the note will increase to $250,000 and the interest on the note will increase to 15% per year. If the note is not paid when due, or in the event of other items at default as provided in the note, the note may be converted into shares of the Company's common stock. The number of shares to be issued upon any conversion will be determined by dividing the amount to be converted by the lesser of 90% the lowest trading price of the Company's common stock (i) during the twenty trading days preceding September 23, 2021 or (ii) during the twenty trading days preceding the date of the conversion of this Note. As further consideration for making the loan; the Company issued 82,500 shares of its restricted common stock to the note holder.

If the note is not paid when due, or in the event of other items of default, the amount to be converted and the shares issuable upon conversion are subject to adjustment.

The description of the terms of the note is qualified in all respects by the provisions of the note which will be filed as an exhibit to an amended 8-K report. A Securities Purchase Agreement, which relates to the note, will also be filed as an exhibit to an amended 8-K report.

ITEM 3.02. Unregistered Sale of Equity Securities.

The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with issuance of the note described in Item
2.03 of this report. The person who acquired the note was a sophisticated investor and was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the issuance of the note. The person who acquired the note acquired the note for its own account.

ITEM 3.01. Financial Statements and Exhibits.

Exhibit #   Description

10.1        Securities Purchase Agreement
            (to be filed as an amendment to this 8-K report)

10.2        Promissory Note
            (to be filed as an amendment to this 8-K report)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 30, 2021           VIRTUAL INTERACTIVE TECHNOLOGIES
                                      CORP.


                                    By:/s/ Janelle Gladstone
                                    ------------------------
                                     Janelle Gladstone
                                     Chief Financial Officer